Annual Fund Operating Expenses - Asset Allocation Fund - None	Sep. 28, 2021
Operating Expenses:
Management Fees	0.50%
Other Expenses	0.37%
Acquired Fund Fees and Expenses	0.03%	[1]
Total Annual Fund Operating Expenses	0.90%	[1]
Fee Waivers and/or Expense Reimbursements	0.05%	[2]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.85%	[2]

[1]	The Total Annual Fund Operating Expenses for the Fund do not correlate to the ratio of net expenses to average net assets provided in the Financial Highlights table of the Fund’s annual report, which reflects the gross operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. “Acquired Fund Fees and Expenses” include fees and expenses incurred indirectly by the Fund as a result of investments in shares of one or more mutual funds, hedge funds, private equity funds or other pooled investment vehicles.
[2]	The Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”), has contractually agreed to waive its advisory fee until September 30, 2022, so that the advisory fee payable by the Fund to VALIC equals 0.45% on the first $300 million of the Fund’s average daily net assets, 0.425% on the next $200 million of the Fund’s average daily net assets and 0.40% on average daily net assets over $500 million. This agreement may be modified or discontinued prior to such time only with the approval of the Board of Directors of VALIC Company I (“VC I”), including a majority of the directors who are not “interested persons” of VC I as defined in the Investment Company Act of 1940, as amended.